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                                                                   Exhibit 10.13


                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT, dated as of September [ ], 2006 (this "Agreement"), is by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, DLJ First ESC, L.P., DLJ ESC II, L.P., Sprout Growth II, L.P., Sprout Capital VII, L.P., Sprout Capital IX, L.P., Sprout Entrepreneurs' Fund, L.P., Sprout IX Plan Investors, L.P., Sprout CEO Fund L.P. (each of the foregoing, collectively, the "DLJ Entities"), N. Robert Hammer and Lou Miceli (each of the foregoing, including the DLJ Entities, an "Investor" and collectively, the "Investors") and CommVault Systems, Inc., a Delaware corporation (the "Company").

         WHEREAS, the parties hereto previously entered into a Stockholders' Agreement, dated as of May 22, 1996, as amended by the First Amendment thereto, dated July 23, 1998, the Second Amendment thereto, dated November 6, 2000, the Third Amendment thereto, dated February 14, 2002, the Fourth Amendment thereto, dated September 2, 2003, and the Fifth Amendment thereto, dated May 22, 2006 (as so amended, the "Original Agreement");

         WHEREAS, the parties hereto desire to amend and restate the Original Agreement as set forth herein; and

         WHEREAS, in compliance with Section 6.4(a) of the Original Agreement, this Agreement has been approved by the Board of Directors of the Company and the signatories hereto represent holders of at least 85% of the Fully Diluted Common Stock (as defined below) held by parties to the Original Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

         Section 1. Certain Definitions. In this Agreement the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean shares of Common Stock, par value $0.01 per share, of the Company.

                  "Demand Registration" shall have the meaning ascribed to it in
Section 2(a) of this Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.
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                  "Fully Diluted" shall mean, with respect to the Common Stock and without duplication, all outstanding shares and all shares issuable in respect of stock convertible into or exchangeable for Common Stock, stock appreciation rights or options, warrants and other irrevocable rights to purchase or subscribe for Common Stock or stock convertible into or exchangeable for Common Stock and any Person shall be deemed to own such number of Fully Diluted shares of Common Stock as such Person beneficially owns or has the right to acquire from any other Person (including the Company).

                  "Holders" shall mean the Investors, (ii) each Person holding Registrable Stock as a result of a transfer or assignment to that Person of Registrable Stock other than pursuant to an effective registration statement or Rule 144 under the Securities Act and (iii) Persons holding Registrable Stock as of the date hereof and any permitted transferees hereunder.

                  "Indemnified Party" shall have the meaning ascribed to it in
Section 7(c) of this Agreement.

                  "Indemnifying Party" shall have the meaning ascribed to it in
Section 7(c) of this Agreement.

                  "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than 10% of the Fully Diluted Common Stock outstanding.

                  "Other Investors" shall mean N. Robert Hammer and Lou Miceli, collectively.

                  "Person" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

                  "Piggyback Notice" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

                  "Piggyback Registration" shall have the meaning ascribed to it in Section 3(a) of this Agreement.

                  "Preferred Stock" shall mean the Company's Series A Preferred Stock, par value $0.01 per share, Series B Preferred Stock, par value $0.01 per share, Series C Preferred Stock, par value $0.01 per share, Series D Preferred Stock, par value $0.01 per share, and Series E Preferred Stock, par value $0.01 per share.

                  The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Stock in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                  "Registrable Stock" shall mean (i) Common Stock received upon conversion of Preferred Stock and (ii) Common Stock issued to the Investors as a dividend or other distribution.

                  "Registration Request" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

                  "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  "Series AA Holders" shall mean each holder of piggy-back rights granted under the Amended and Restated Registration Rights Agreement, dated as of September 2, 2003, relating to shares of the Company's Series AA Preferred Stock.

                  "Series CC Holders" shall mean each holder of piggy-back rights granted under the Amended and Restated Registration Rights Agreement, dated as of September 2, 2003, relating to shares of the Company's Series CC Preferred Stock.

                   "Suspension Right" shall have the meaning ascribed to it in
Section 2(a) of this Agreement.

                  "S-3 Suspension Right" shall have the meaning ascribed to it in Section 4(a) of this Agreement.

         Section 2.        Demand Registration.

                  (a) Upon receipt of a written request (a "Registration Request") from Initiating Holders with respect to Registrable Stock representing at least 25% of such Initiating Holders' Registrable Stock (or any lesser percentage having a reasonably anticipated aggregate offering price to the public of $2,000,000)(a "Demand Registration"), the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the Commission promptly, but in any event within (x) 90 days after its receipt of such Registration Request if the Company had not conducted an underwritten public offering of the Common Stock before such time and (y) 45 days after its receipt of such Registration Request if the Company had conducted an underwritten public offering of the Common Stock before such time, a registration statement for the purpose of effecting a Registration of the sale of all Registrable Stock requested to be Registered by the requesting Holders and any other Holder who requests to have his Registrable Stock included in such registration statement within ten days after receipt of notice by such Holder of the Registration Request. The Company shall use commercially reasonable efforts to effect such Registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws); and shall keep such Registration continuously effective until the earlier of (i) the second anniversary of the date that shares of Registrable Stock are first sold pursuant to such Registration, (ii) the date on which all shares of Registrable Stock have been sold pursuant to such registration statement or Rule 144 and (iii) the date on which, in the reasonable opinion of counsel to the Company, all of the Registrable Stock may be sold in accordance with Rule 144(k); provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 (i) in any particular jurisdiction in which the Company would become subject to taxation or would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to taxation or service in such jurisdiction or (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration.

         Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) at any time or from time to time, for a period of not more than 90 days during any period of 365 days, if the Company shall furnish to the Holders a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

         (b) If a Demand Registration is an underwritten Demand Registration with other holders requesting to include their securities pursuant to other piggy back rights and the managing underwriters advise the Company in writing that, in their opinion, the number of securities to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Holders, the Company will include securities in such registration in the following order of priority:

                (i) first, the Registrable Stock requested to be included in such registration by the Holders exercising rights pursuant to Section 2(a) and any securities requested to be included therein by the Series AA Holders or the Series CC Holders, pro rata among all such holders based upon the number of shares of such securities requested for inclusion in such registration by each such holder;

                (ii) second, any securities requested to be included therein by any other holders pursuant to such holders' piggyback rights, if any, pro rata based upon the number of shares of such securities requested for inclusion in such registration by each such holder; and

                (iii) third, the Common Stock proposed to be registered by the Company, if any.

         (c) The Company shall not be required to effect more than two Registrations pursuant to this Section 2.

         Section 3.      Piggyback Registrations.

                  (a) As long as the Holders hold any Registrable Stock, if the Company proposes to register any of its common equity securities or any securities convertible into its common equity securities under the Securities Act (other than pursuant to (i) a registration on Form S-4 or any successor form, or (ii) an offering of securities in connection with an employee

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benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Stock, the Company shall give prompt written notice to all Holders of its intention to effect such a registration (each a "Piggyback Notice") and, subject to subparagraph 3(c) below, the Company shall include in such registration all Registrable Stock with respect to which the Company has received written requests for inclusion therein within ten days after the date of receipt of the Piggyback Notice (a "Piggyback Registration"), unless, in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Stock would adversely interfere with such offering. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

         (b) If a Piggyback Registration is a primary underwritten registration and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include securities in such registration in the following order of priority:

                  (i) first, the Common Stock proposed to be registered by the Company;

                 (ii) second, the securities requested to be included in such registration by the Series AA Holders and the Series CC Holders, if any, pro rata among all such holders based on the number of shares of such securities requested for inclusion in such registration by each such holder; and

                (iii) third, the Registrable Stock requested to be included in such registration among the Holders of Registrable Stock requesting such registration and any securities requested to be included therein by any other holder pursuant to such holder's piggyback rights, if any, pro rata based upon the number of shares of Registrable Stock and other securities requested for inclusion in such registration by each such Holder or holder.

         (c) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the Holders of Registrable Stock and, if the Piggyback Registration is an underwritten Piggyback Registration and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include securities in such registration in the following order of priority:

                  (i) first, the securities requested to be included in such registration by the holders requesting such registration and the securities of the Series AA Holders and the Series CC Holders requested to be included therein, if any, pro rata among all such holders based on the number of shares of such securities requested for inclusion in such registration by each such holder;

                  (ii) second, the Registrable Stock requested to be included in such registration by the Holders of Registrable Stock and any securities requested to be included therein by any other holder pursuant to such holder's piggyback rights, if any, pro rata among all

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
         such holders based on the number of shares of such securities requested for inclusion in such registration by each such holder; and

                  (iii) third, the Common Stock proposed to be registered by the Company, if any.

                  (d) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering. If requested by the underwriters for any underwritten offerings by Holders, under a registration requested pursuant to Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms which are customarily contained in agreements of this type (including indemnification provisions). The Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representations or warranties required by law.

         Section 4.        S-3 Registration

         (a) The Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for use of Form S-3, in addition to the rights contained in Sections 2 and 3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders). The Company shall use commercially reasonable efforts to effect such Registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws); and shall keep such Registration continuously effective until the earlier of (i) the date on which all shares of Registrable Stock have been sold pursuant to such registration statement or Rule 144 and (ii) the date on which, in the reasonable opinion of counsel to the Company, all of the Registrable Stock may be sold in accordance with Rule 144(k), provided, however, that the Company shall not be obligated to effect any such registration (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, (ii) in the circumstances described in the proviso to the first paragraph of Section 2(a), (iii) if the Company shall furnish the certification described in the second paragraph of Section 2(a) (but subject to the limitations set forth therein) or (iv) if, in a given twelve-month period, the Company has effected one such registration in such period.

                Notwithstanding the foregoing, the Company shall have the right (the "S-3 Suspension Right") (i) to defer such filing for up to 60 days or suspend sales under any filed registration statement or (ii) defer the updating of any filed registration statement and suspend sales thereunder at any time or from time to time, for a period of not more than 90 days during


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

any period of 365 days, if the Company shall furnish to the Holders a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

         (b) The Holders' rights under this Section 4 shall terminate upon the earlier to occur of (i) the fifth anniversary of the fifth anniversary of the date of the closing of the underwritten initial public offering of the Common Stock and (ii) the date on which, in the reasonable opinion of counsel to the Company, all of the Registrable Stock may be sold in accordance with Rule 144(k).

         Section 5.       Registration Procedures.

                 (a) The Company shall promptly notify the Holders of the occurrence of the following events:

                          (i) when any registration statement relating to the Registrable Stock or post-effective amendment thereto filed with the Commission has become effective;

                          (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Stock;

                          (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of
         Section 2(a) or Section 4(a) hereof;

                          (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Stock covered by a registration statement for sale in any jurisdiction; and

                          (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Stock or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

         The Company agrees to use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Holders agree that upon receipt of any notice from the Company of the occurrence of any event of the type described in Sections 5(a)(ii), (iii), (iv) or (v) to immediately discontinue their disposition of Registrable Stock pursuant to any registration statement relating to such securities until the Holders receive written notice from the Company that such disposition may be made.

                  (b) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Stock, each prospectus contained in such registration statement or post-effective


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amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Stock covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Stock covered by such registration statement or any amendment thereto. If the Common Stock is listed on a national securities exchange at any time during the period in which the Company is obligated to keep the registration statement effective pursuant to Section 2(a), the Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with such exchange so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

                  (c) The Company shall use commercially reasonable efforts to cause the Registrable Stock covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such stock pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this
Section 5 in any particular jurisdiction in which the Company would become subject to taxation or would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to taxation or service in such jurisdiction.

                  (d) Subject to the Company's Suspension Right or an S-3 Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Stock or supplement to a prospectus relating to the Registrable Stock shall exist, immediately upon becoming aware thereof the Company shall notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The Company shall use commercially reasonable efforts (including the payment of any listing or quotation fees) to obtain the listing or quotation of all Registrable Stock covered by the registration statement on each securities exchange or inter-dealer automated quotation system on which securities of the same class or series are then listed.

                  (f) The Company and the Holders shall use commercially reasonable efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Stock pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Stock shall have been effective, to make available to the Holders an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act.

                  (g) The Company shall cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such


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Registrable Stock to be issued for such numbers of stock and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Stock.

         Section 6. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and transfer taxes, incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3, 4 and 5 hereof, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel selected by the Holders shall be borne 50% by the Holders participating in the particular registration and 50% by the Company.

         Section 7.     Indemnification.

                 (a) The Company shall indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

                 (b) Each Holder, if Registrable Stock held by such Holder is included in the securities as to which such registration is being effected, shall indemnify the Company, each of its trustees and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

                 (c)    Each party entitled to indemnification under this
Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 7 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 7 is unavailable to a party that would have been an Indemnified Party under this
Section 7 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d).

                  (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 7 in excess of the net proceeds to such Holder of any Registrable Stock sold by such Holder pursuant to the registration statement in question.

         Section 8. Information to be Furnished by Holders. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Holder fails to provide the Company with such information within 10 days of receipt of the Company's request, the Company's obligations under Section 2 or
Section 3 hereof, as applicable, with respect to such Holder or the Registrable Stock owned by such Holder shall be suspended until such Holder provides such information.

         Section 9.        Rule 144 Sales.

                  (a) The Company shall use its commercially reasonable efforts to file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Stock pursuant to Rule 144 under the Securities Act.

                  (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Stock pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Stock to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Stock.

         Section 10. Assignment of Registration Rights. The rights of the Holders hereunder, including the right to have the Company register Registrable Stock pursuant to this Agreement, shall be automatically assignable by each Holder to any transferee of all or any portion of the shares of Preferred Stock or the Registrable Stock if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (v) such transfer of the Registered Stock shall have been made in accordance with the applicable requirements of Section 5(f) of the Purchase Agreement.

         Section 11.       Miscellaneous.

                  (a) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  (b) WAIVER OF JURY TRIAL. THE COMPANY AND THE INVESTORS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                  (c) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates with respect to the matters set forth herein.

                  (d) Amendments and Waivers. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Investor.

                  (e) Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or
(iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to an Investor (other than Microsoft), at the Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, (c) if to Microsoft or the Company, at the address set forth below. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

                  If to the Company or any Other Investor:

                  CommVault Systems, Inc.
                  2 Crescent Place
                  Oceanport, New Jersey 07757-0900
                  Facsimile: (732) 870-4514
                  Attn: N. Robert Hammer

                  with a copy to:

                  Mayer, Brown, Rowe & Maw LLP
                  71 South Wacker Drive
                  Chicago, IL 60606-4637
                  Facsimile: (312) 701-7711
                  Attn: Philip J. Niehoff

                  if to the DLJ Entities, to:

                  DLJ Merchant Banking Partners, L.P.
                  DLJ International Partners, C.V.
                  DLJ Offshore Partners, C.V.
                  DLJ Merchant Banking Funding, Inc.
                  11 Madison Avenue
                  New York, New York 10010

                  Attention: Dan Pulver
                  Fax: (212) 538-2989

                  and to:

                  DLJ Capital Corporation
                  DLJ First ESC, L.P.
                  DLJ ESC II, L.P.
                  Sprout Entrpreneurs' Fund, L.P.
                  Sprout Growth II, L.P.
                  Sprout Capital VII, L.P.
                  Sprout Capital IX, L.P.
                  Sprout IX Plan Investors, L.P.
                  Sprout CEO Fund L.P.
                  3000 Sand Hill Road
                  Building 3, Suite 170
                  Menlo Park, California 94025
                  Attention: Keith B. Geeslin
                  Fax: (650)234-2779

                  with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Attention: George R. Bason, Jr.
                  Fax: (212) 450-3340

                  and to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Phyllis A. Schwartz
                  Fax: (212) 593-5955



                  (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                  (g) Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

                  (h) Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

                  (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder.

                  (j) Equitable Relief. The Company and the Holders acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the other party by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company and the Holders acknowledge that the remedy at law for a breach of its obligations hereunder will be inadequate and agree, in the event of a breach or threatened breach by the Company or the Holders of the provisions of this Agreement, that a party shall be entitled, in addition to all other available remedies, (i) to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required, and (ii) to compel specific performance of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (k) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

                  (l) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (m) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        COMMVAULT SYSTEMS, INC.



                                        By:
                                           ------------------------------------
                                           Name:  N. Robert Hammer
                                           Title: President



                                        DLJ MERCHANT BANKING PARTNERS, L.P.

                                        By: DLJ Merchant Banking, Inc.
                                            Managing General Partner

                                        By:
                                           ------------------------------------
                                           Name:
                                           Attorney-In-Fact


                                        DLJ INTERNATIONAL PARTNERS, C.V.

                                        By: DLJ Merchant Banking, Inc.
                                        Advisory General Partner


                                        By:
                                           ------------------------------------
                                           Name:
                                           Attorney-In-Fact


                                        DLJ OFFSHORE PARTNERS, C.V.

                                        By: DLJ Merchant Banking, Inc.
                                        Advisory General Partner


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact

                                        DLJ MERCHANT BANKING FUNDING, INC.


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact

                                        DLJ CAPITAL CORPORATION


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact


                                        DLJ FIRST ESC, L.P.
                                        By:  DLJ LBO Management Corporation,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact


                                        DLJ ESC II, L.P.
                                        By:  DLJ LBO Management Corporation,
                                         its General Partner

                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact


                                        SPROUT GROWTH II, L.P.


                                        By: DLJ Capital Corporation
                                        Managing General Partner

                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact

                                        SPROUT CAPITAL VII, L.P.
                                        By: DLJ Capital Corporation
                                        Managing General Partner

                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact


                                        SPROUT CAPITAL IX, L.P.
                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact


                                        SPROUT IX PLAN INVESTORS, L.P.
                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact


                                        SPROUT CEO FUND L.P.
                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact

                                        SPROUT ENTREPRENEURS' FUND
                                        By: DLJ Capital Corporation
                                        Managing General Partner


                                        By:
                                           ------------------------------------
                                            Name:
                                            Attorney-In-Fact



                                        ---------------------------------------
                                        N. ROBERT HAMMER


                                        ---------------------------------------
                                        LOU MICELI